Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report On Form 10-KSB/A of Universal Fog Inc. for the Year Ended December 31, 2006, I, Tom Bontems, Chief Executive Officer and Principal Accounting Officer of Universal Fog Inc. hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-KSB/A for the period ended December 31, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Annual Report on Form 10- KSB/A for the period ended December 31, 2006, fairly presents, in all material respects, the financial condition and results of operations of Universal Fog Inc.

By:	/s/ Tom Bontems Tom Bontems Chief Executive Officerand Principal Accounting Officer

Dated:  February 19, 2008